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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 7, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  1-14770                              43-1813160
         (Commission File Number)           (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01      Regulation FD Disclosure

      On July 7, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of June, which ended July 2, 2005. The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

Exhibits:

     99.1 Press Release, dated July 7, 2005.
     99.2 Transcript of June monthly sales message.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PAYLESS SHOESOURCE, INC.

Date: July 7, 2005                                  By:  /s/ Ullrich E. Porzig
                                                         -----------------------
                                                         Ullrich E. Porzig
                                                         Senior Vice President
                                                         Chief Financial Officer
                                                         and Treasurer

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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   99.1             Press Release, dated July 7, 2005.
   99.2             Transcript of June monthly sales message.